Simplify Bitcoin Strategy ETF

MAXI

a series of Simplify Exchange Traded Funds

SUMMARY PROSPECTUS

November 1, 2026

Advised by:
Simplify Asset Management Inc.
10845 Griffith Peak Drive, 2/F
Las Vegas, NV 89135

www.simplify.us/etfs	phone: 1 (855) 772-8488

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. The Fund’s prospectus and statement of additional information dated November 1, 2026, are incorporated by reference into this summary prospectus. You can obtain these documents and other information about the Fund online at www.simplify.us/etfs or by calling 1-855-772-8488.

These securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Securities and Exchange Commission passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Shares of the Fund are listed and traded on the Nasdaq Stock Market LLC

FUND SUMMARY – SIMPLIFY BITCOIN STRATEGY ETF

Investment Objective: The Simplify Bitcoin Strategy ETF (the “Fund” or “MAXI”) seeks income and capital appreciation.

Fees and Expenses of the Fund: This table describes the fees and expenses that you may pay if you buy, sell, and hold shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries on the purchase and sale of Fund shares, which are not reflected in the tables and examples below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.85%
Distribution and Service (12b-1) Fees	0.00%
Other Expenses(1)	0.46%
Acquired Fund Fees and Expenses(2)	0.21%
Total Annual Fund Operating Expenses	1.52%

(1)	Other Expenses includes interest expenses of 0.46%.
(2)	Acquired Fund Fees and Expenses are the indirect costs of investing in other investment companies. The operating expenses in this fee table do not correlate to the expense ratio in the Fund’s financial highlights because the financial statements include only the direct operating expenses incurred by the Fund.

Example: This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based upon these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$154	$480	$828	$1,810

Portfolio Turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 111% of the average value of its portfolio.

Principal Investment Strategies:

The Fund is an actively managed exchange-traded fund (an “ETF”). Under normal circumstances, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in instruments that together have economic characteristics substantially similar to an investment in Bitcoin. The Fund’s Adviser seeks to achieve the Fund’s investment objective by using two primary strategies: (1) a Bitcoin strategy, and (2) an income strategy. The Fund’s 80% policy is non-fundamental and can be changed without shareholder approval.

The Fund does not invest in Bitcoin directly.

Bitcoin Strategy

The Adviser seeks capital gains through a Bitcoin strategy. Under normal market conditions, the Adviser selects investments in Bitcoin related instruments so that the total value of economic Bitcoin exposure is approximately 100% to 200% of the net assets of the Fund. The Adviser uses a proprietary economic model to establish Bitcoin exposure along the 100% to 200% continuum. The proprietary model uses historical data to identify price and volatility trends and then predict current market behavior. The Adviser increases or decreases Bitcoin exposure based on the direction of the trends. The Bitcoin related instruments in which the Fund invests are Bitcoin futures, exchange-traded products with direct exposure to Bitcoin (“Bitcoin ETPs”), exchange-traded funds with indirect exposure to Bitcoin primarily through Bitcoin futures, options, or other derivative instruments (“Bitcoin ETFs”), and options and swaps linked to Bitcoin ETFs and Bitcoin ETPs as well as swaps and options on Bitcoin. The Adviser selects the instrument or instruments it believes presents the most economically efficient means to capture Bitcoin returns. The Adviser may reallocate among instruments when one becomes more economically efficient.

Bitcoin Futures and Swaps

Bitcoin futures are intended to track, although not lockstep, the price of Bitcoin. The Fund only invests in standardized, cash-settled Bitcoin futures contracts traded on commodity exchanges registered with the Commodity Futures Trading Commission. As of the date of this prospectus, only regulated U.S. exchanges have such contracts. The value of Bitcoin futures is determined by reference to the underlying reference asset (the spot price of Bitcoin as measured by the relevant futures exchange, which is based on a survey of major spot Bitcoin exchanges). The Adviser invests primarily in front-month Bitcoin futures. Front month Bitcoin futures contracts are those contracts with the shortest time to maturity.

The Fund may also gain exposure to Bitcoin by entering into swap agreements that use Bitcoin, a Bitcoin ETF or Bitcoin ETP as the reference asset. A swap agreement is a two-party contract entered into primarily by institutional investors for periods ranging from a day to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The swap agreements entered into by the Fund may provide exposure to a single Bitcoin ETF and/or Bitcoin ETP, multiple Bitcoin ETPs and/or Bitcoin ETFs, or solely to Bitcoin. The particular Bitcoin ETF or Bitcoin ETP used as the reference asset for one or more of the Fund’s swap agreements may change at any time based on a variety of factors, including market conditions, counterparty terms, and the liquidity, performance, and fees of those Bitcoin ETFs and Bitcoin ETPs.

Bitcoin ETPs and Bitcoin ETFs

Bitcoin ETPs are investment vehicles that track the price of Bitcoin by directly holding actual Bitcoin (called “spot”) as their underlying asset while Bitcoin ETFs primarily invest in Bitcoin futures, options, swaps, or other derivative instruments to gain exposure to Bitcoin. The Bitcoin ETPs and Bitcoin ETFs trade on a U.S.-regulated securities exchange. Unlike Bitcoin ETFs, Bitcoin ETPs are not registered as investment companies under the Investment Company Act of 1940, as amended (the “1940 Act”). The Adviser selects specific Bitcoin ETPs and Bitcoin ETFs that it believes offer sufficient liquidity and relatively low expenses.

Options on Bitcoin, Bitcoin Futures, Bitcoin ETFs and Bitcoin ETPs

In effectuating the Fund’s Bitcoin strategy, the Fund may purchase call options contracts that utilize Bitcoin, Bitcoin futures, a Bitcoin ETF or Bitcoin ETP as the reference asset. To implement the Bitcoin options strategy, the Fund invests in over-the-counter options on Bitcoin and traditional exchange-traded options on Bitcoin futures, Bitcoin ETFs, Bitcoin ETPs, or an index of Bitcoin ETPs and/or FLexible EXchange® options (“FLEX Options”) that utilize a Bitcoin ETF or Bitcoin ETP as the reference asset. The Fund will close out over-the-counter options on Bitcoin prior to expiration so that it does not take delivery of Bitcoin. The Fund expects to primarily invest in options contracts that are listed, traded and cleared on regulated U.S. exchanges. Traditional exchange-traded options have standardized terms, such as the type (call or put), the reference asset, the strike price and expiration date. Exchange-listed options contracts are guaranteed for settlement by the Options Clearing Corporation (“OCC”). FLEX Options are a type of exchange-listed options contract with uniquely customizable terms that allow investors to customize key terms like type, strike price and expiration date that are standardized in a typical options contract. FLEX Options are also guaranteed for settlement by the OCC.

Option Sub-Strategy

The Adviser seeks additional capital gains through an option sub-strategy with up to 20% of Fund assets. However, gains from written option premiums are often referred to as income. The option strategy consists of an exchange-traded and over-the-counter (“OTC”) put and call buying and writing strategy on instruments linked to Bitcoin. A call option gives the owner the right, but not the obligation, to buy a security, index future, ETF, or reference asset at a specified price (strike price) within a specific time period. A put option gives the owner the right, but not the obligation, to sell index futures or sell a security, index future, ETF, or reference asset at a specified price (strike price) within a specific time period. The Adviser focuses on creating synthetic-type exposure to Bitcoin by writing put options and buying call options on Bitcoin-linked reference assets. This paired (or two-leg) option strategy is referred to in option industry parlance as a “risk reversal” strategy.

Risk Reversal

A risk reversal strategy involves buying an out-of-the-money call and selling an out-of-the-money put. For example, if the reference asset price is currently $100, the Fund might buy a call at the $105 strike price and sell an out-of-the-money put at the $95 strike price. The initial cost of the strategy would be small and may potentially provide a net credit. If the reference asset price at expiration is above the $105 strike, the Fund would begin to profit at a one-to-one ratio and the written put would expire worthless. If the reference asset price goes below the $95 strike, the Fund would begin to lose at the same one-to-one ratio and the purchased call would expire worthless. When the Adviser expects the price of Bitcoin to rise, this bullish strategy is very efficient because of the low cost to establish the position. In terms of return profile, it is similar to being long the Bitcoin-linked instrument, but at a much lower initial cost. However, the Fund remains exposed to significant downside risk because it has written (i.e. a short position) the put.

Generally, the Adviser selects among the options linked strategies based upon its evaluation of relative value based on cost, strike price (price that the optioned asset can be bought or sold by the option holder) and maturity (the last date the option contract is valid) and will exercise or close the options based on approaching maturity or opportunistic portfolio rebalancing. The Fund anticipates purchasing and selling options on a weekly, monthly, quarterly, and annual basis, depending upon the Adviser’s strategy outlook and the individual option expiration dates. However, the Fund may adjust its option portfolio on a more frequent basis for a number of reasons such as if market volatility renders the return profile provided by the option strategy less effective or ineffective or an option position has appreciated to the point that it is prudent to decrease the Fund’s exposure and realize gains for the Fund’s shareholders. While the option strategy is intended to improve the Fund’s performance, there is no guarantee that it will do so.

The Fund is deemed to be concentrated because it invests more than 25% of its net assets in investments that provide exposure to Bitcoin and/or Bitcoin futures contracts.

Bitcoin and Bitcoin Blockchain

Bitcoin is a digital asset that operates on a decentralized network using blockchain technology to facilitate secure and anonymous transactions. Bitcoin represents a digital asset that functions as a medium of exchange (although it is not widely used in this manner at present) utilizing cryptographic protocols to secure transactional processes, control the creation of additional units, and verify the transfer of assets. Its operation on a decentralized blockchain network ensures both transparency and immutability of records, without the need for a central authority. This innovative technology underpinning Bitcoin allows for peer-to-peer transactions and provides a framework for digital scarcity.

The Bitcoin blockchain constitutes a decentralized, digital ledger technology that chronologically and publicly records all Bitcoin transactions. This technology is characterized by its use of blocks, which are structurally linked in a chain through cryptographic hashes. Each block contains a list of transactions that, once verified and added to the blockchain through a consensus process known as proof of work, become extremely difficult to reverse and tamper with. The integrity, transparency, and security of the transactional data are maintained autonomously within the Bitcoin network, eliminating the necessity for central oversight and facilitating trust in a peer-to-peer system.

Income Strategy

To the extent Fund assets are not consumed by the Bitcoin Strategy and to serve as collateral for certain derivative positions, the Adviser deploys assets through an income strategy focused on high-quality short-term debt instruments: U.S. Treasury securities, U.S. Treasury Inflation-Protected Securities (“TIPS”), and fixed-income ETFs that invest primarily in U.S. Treasury securities. A portion of these securities serve as collateral for the Fund’s futures, options, and swap positions.

Additionally, the Fund increases its income producing portfolio through leverage by entering into reverse repurchase agreements. Reverse repurchase agreements are contracts in which the Fund is a seller of securities under an agreement to buy the securities back at a specified time and price. Reverse repurchase agreements are used by the Fund as an indirect means of borrowing. The Adviser may invest in an affiliated money market ETF to manage liquidity or to pledge as collateral for derivatives.

Subsidiary

The Fund executes a portion of its Bitcoin strategy indirectly by investing up to 25% of its total assets (measured at the time of investment) in a wholly owned and controlled subsidiary, the Simplify Bitcoin Strategy PLUS Income Cayman Fund (the “Subsidiary”), which is designed to enhance the ability of the Fund to obtain indirect exposure to the Bitcoin market consistent with the limits of the U.S. federal tax law requirements applicable to registered investment companies. The Fund expects to gain exposure to Bitcoin futures, Bitcoin swaps, Bitcoin ETP swaps, options on Bitcoin, Bitcoin futures, Bitcoin ETPs, or an index of Bitcoin ETPs through the Subsidiary. The Fund does not control any other entity. The Subsidiary is advised by the Adviser. Unlike the Fund, the Subsidiary may invest without limitation indirectly in Bitcoin-related investments, however, the Subsidiary will comply with the same Investment Company Act of 1940 asset coverage requirements, when viewed on a consolidated basis with the Fund, with respect to its investments in derivatives; and also complies with the provisions of the Investment Company Act of 1940 in Section 15 (regarding investment advisory contract approvals).

The Fund is classified as a “non-diversified” investment company under the 1940 Act, which means that the Fund may invest a higher percentage of its assets in a fewer number of issuers than is permissible for a “diversified” fund.

Principal Investment Risks: As with all funds, there is the risk that you could lose money through your investment in the Fund. Many factors affect the Fund’s NAV and price of shares and performance.

The following describes the principal risks the Fund bears with respect to its investments. As with any fund, there is no guarantee that the Fund will achieve its goal.

Bitcoin Risk. The value of the Fund’s investments in Bitcoin related instruments are subject to fluctuations in the value of Bitcoin. Bitcoin is a relatively new innovation and the market for Bitcoin is subject to rapid price swings, changes and uncertainty. The further development of the Bitcoin network and the acceptance and use of Bitcoin are subject to a variety of factors that are difficult to evaluate. The value of Bitcoin has been, and may continue to be, substantially dependent on speculation, such that trading and investing in these assets generally may not be based on fundamental analysis. The slowing, stopping or reversing of the development of the Bitcoin network or the acceptance of Bitcoin may adversely affect the price of Bitcoin. Bitcoin is subject to the risk of fraud, theft, manipulation or security failures, operational or other problems that impact the digital asset trading venues on which Bitcoin trades. The Bitcoin blockchain may contain flaws that can be exploited by hackers. A significant portion of Bitcoin is held by a small number of holders sometimes referred to as “whales.” Transactions of these holders may influence the price of Bitcoin.

Unlike the exchanges for more traditional assets, such as equity securities, Bitcoin and the digital asset trading venues on which it trades are largely unregulated and highly fragmented and digital asset trading venues may be operating out of compliance with regulations. As a result of the lack of regulation, individuals or groups may engage in fraud or market manipulation (including using social media to promote Bitcoin in a way that artificially increases the price of Bitcoin). Investors may be more exposed to the risk of theft, fraud and market manipulation than when investing in more traditional asset classes. Over the past several years, a number of digital asset trading venues have been closed due to fraud, failure or security breaches. Investors in Bitcoin may have little or no recourse should such theft, fraud or manipulation occur and could suffer significant losses. Legal or regulatory changes may negatively impact the operation of the Bitcoin network or restrict the use of Bitcoin. The Bitcoin related instruments may also be negatively impacted by regulatory enforcement actions against the digital asset trading venues upon which Bitcoin trades. Such actions could significantly reduce the number of venues upon which Bitcoin trades and could negatively impact the Bitcoin held by the Bitcoin ETPs and the Bitcoin-linked derivatives. In addition, digital asset trading venues, Bitcoin miners, and other participants may have significant exposure to other digital assets. Instability in the price, availability or legal or regulatory status of those instruments may adversely impact the operation of the digital asset trading venues and the Bitcoin network. The realization of any of these risks could result in a decline in the acceptance of Bitcoin and consequently a reduction in the value of Bitcoin, Bitcoin-linked derivatives, and shares of the Bitcoin ETPs and Bitcoin ETFs. Such occurrences could also impair the Bitcoin ETPs’ and Bitcoin ETFs’ ability to meet their investment objective pursuant to their respective investment strategy.

The Bitcoin network is maintained and secured by a group of validators who “mine” Bitcoin, which involves contributing computer power to the network to validate transactions, maintain security and finalize settlement. The Bitcoin blockchain relies on a consensus mechanism whereby miners agree on the accurate state of the database. If a malicious actor (or group of actors) were to gain control of more than 50% the mining (or “hash”) power in the network, even temporarily, they would have the ability to block new transactions from being confirmed and could, over time, reverse or reorder prior transactions. Although it may be challenging for a malicious actor (or group of actors) to gain control of 50% of the mining (or “hash”) power in the Bitcoin blockchain, such an attack would significantly impact the value of Bitcoin, and thereby of the Bitcoin held by the Bitcoin ETPs, the Bitcoin futures contracts held by the Bitcoin ETF, and Bitcoin-linked derivatives.

A blockchain is a public database that is updated, shared and maintained across many computers in a network. The software that powers a blockchain is known as its protocol. Like all software, these protocols may update or change from time-to-time. In the case of the Bitcoin protocol, updates are made based on proposals submitted by developers, but only if a majority of the users and miners adopt the new proposals and update their individual copies of the protocol. Certain upgrade proposals to a blockchain may not be accepted by all the participants in an ecosystem. If one significant group adopts a proposed upgrade and another does not – or if groups adopt different upgrades – this can result in a “fork” of the blockchain, wherein two distinct sets of users and validators or users and miners run two different versions of a protocol. If the versions are sufficiently different such that the two versions of the protocol cannot simultaneously maintain and update a shared record of the blockchain database, it is called a “hard fork.” A hard fork can result in the creation of two competing blockchains, each with its own native crypto assets. For instance, on August 1, 2017, two factions in the Bitcoin community could not agree on whether or not to adopt an upgrade to the Bitcoin protocol related to how to scale throughput on the blockchain. The disagreement created a fork, with the smaller group taking the name “Bitcoin Cash” and running its own blockchain and related native crypto asset. The larger group retained the name Bitcoin for its blockchain and held Bitcoin as the native crypto asset. Additional forks of the Bitcoin blockchain are possible. A large-scale fork could introduce risk, uncertainty, or confusion into the Bitcoin blockchain, or could fraction the value of the main blockchain and its native crypto asset, which could significantly impact the value of Bitcoin held by the Bitcoin ETPs, Bitcoin futures contracts held by the Bitcoin ETFs, and Bitcoin-linked derivatives held by the Fund. Additionally, a hack of the Bitcoin blockchain or one or more projects that interact with or that are built on top of the Bitcoin blockchain could negatively impact the price of Bitcoin, whether it leads to another hard fork or not, and thereby the value of the Bitcoin held by the Bitcoin ETPs, the Bitcoin futures contracts held by the Bitcoin ETFs, and Bitcoin-linked derivatives held by the Fund.

The Bitcoin blockchain and its native crypto asset, Bitcoin, face numerous challenges to gaining widespread adoption as an alternative payments system, including the slowness of transaction processing and finality, variability in transaction fees and volatility in Bitcoin’s price. It is not clear that the Bitcoin blockchain or Bitcoin can overcome these and other impediments, which could harm the long-term adoption of the Bitcoin blockchain and Bitcoin as an alternative payment system, and thereby negatively impact the price of Bitcoin. In addition, alternative public blockchains have been developed and may in the future develop that compete with the Bitcoin blockchain and may have significant advantages as alternative payment systems, including higher throughput, lower fees, faster settlement and finalization, and the ability to facilitate untraceable and/or privacy-shielded transactions through the use of zero-knowledge cryptography or other means. It is possible that these alternative public blockchains and their native crypto assets may be more successful than the Bitcoin blockchain and Bitcoin in gaining adoption as an alternative payments system, which could limit the long-term adoption of the Bitcoin blockchain and Bitcoin, thereby negatively impact the price of Bitcoin. Such alternative public blockchains, such as the Ethereum network, allow users to write and implement smart contracts—that is, general-purpose code that executes on every computer in the network and can instruct the transmission of information and value based on a sophisticated set of logical conditions. Using smart contracts, users can create markets, store registries of debts or promises, represent the ownership of property, move funds in accordance with conditional instructions and create other digital assets. Furthermore, traditional payment systems may improve their own technical capabilities and offer faster settlement times, faster finalization and lower fees. This could make it more difficult for the Bitcoin blockchain and Bitcoin to gain traction as an alternative payments system, which could limit the long-term adoption of the Bitcoin blockchain and Bitcoin, and thereby negatively impact the price of Bitcoin. Finally, one means by which the ecosystem surrounding the Bitcoin blockchain has attempted to mitigate concerns about the slowness of transaction processing and finality and the variability of transaction fees has been through the development of so-called Layer 2 networks, including the “Lightning Network.” Layer 2 networks are separate blockchains built on top of “Layer 1” blockchains like the Bitcoin blockchain for the purpose of augmenting the throughput of the Layer 1 blockchain, and often, providing lower fees for transaction processing and faster settlement. Layer 2 blockchains introduce certain risks into the Bitcoin ecosystem that should be considered. For instance, Layer 2 blockchains are a relatively new and still developing technology. Technological issues – including hacks, bugs, or failures – could introduce risk or harm confidence in the Bitcoin ecosystem, which could negatively impact the price of Bitcoin. In addition, users may choose to settle an increasing share of transactions on Layer 2 blockchains, which could negatively impact the transaction activity on, and the amount of fee revenue generated by, the Bitcoin blockchain itself, which could negatively impact the price of Bitcoin. If these or other developments negatively impact the price of Bitcoin, this would negatively impact the value of the Bitcoin ETPs, Bitcoin ETFs and Bitcoin-linked derivatives held by the Fund.

The realization of any of these risks could result in a decline in the acceptance of Bitcoin and consequently a reduction in the value of Bitcoin, Bitcoin futures, Bitcoin-linked derivatives, and the Fund.

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Bitcoin Tax Risk. By investing in Bitcoin futures indirectly through the Subsidiary, the Fund will obtain exposure to the crypto asset Bitcoin within the federal tax requirements that apply to the Fund. However, because the Subsidiary is a controlled foreign corporation, any income received by the Fund from its investments in the Subsidiary will be passed through to the Fund as ordinary income, which may be taxed at less favorable rates than capital gains.

The Fund’s investments in Bitcoin ETPs or similar investment vehicles are grantor trusts for U.S. federal income tax purposes, and therefore an investment by the Fund directly in such an investment will generally be treated as a direct investment in Bitcoin for such purposes. In order to qualify for the special tax treatment accorded a regulated investment company (“RIC”) and its shareholders, Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”) requires, among other things, that at least 90% of the Fund’s income be “qualifying income.” Although the income from Bitcoin ETPs in which the Fund invests is not treated as qualifying income, the Fund avoids the recognition of any income from Bitcoin ETPs by handling any Bitcoin ETP transactions with Authorized Participants (“AP”) through in-kind creations and redemptions. For example, if the Fund wants to reduce its exposure to Bitcoin ETPs, it may deliver a basket of the Bitcoin ETPs to the AP in exchange for shares of the Fund. The Bitcoin ETPs are not sold by the Fund and therefore, no income is generated for the Fund. To the extent the IRS disagrees with the Fund’s view regarding the use of the in-kind creation and redemptions to avoid recognition of non-qualifying income from Bitcoin ETPs, then the Fund may fail to qualify as a RIC under the Code. If, in any year, the Fund fails to qualify as a RIC and was ineligible to or was not able to cure such failure, the Fund would be taxed in the same manner as an ordinary corporation and subject to U.S. federal income tax on all its income at the fund level. The resulting taxes could substantially reduce the Fund’s net assets and the amount of income available for distribution. In addition, in order to requalify for taxation as a RIC, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make certain distributions. See “Authorized Participant Risk” below for additional risks regarding APs.

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Bitcoin Futures Contract Risk. The market for Bitcoin futures may be less developed, and potentially less liquid and more volatile, than more established futures markets as Bitcoin futures are relatively new. The successful use of futures contracts draws upon the Adviser’s skill and experience with respect to such instruments and are subject to special risk considerations. The primary risks associated with the use of futures contracts are (a) the imperfect correlation between the change in market value of the reference asset and the price of the futures contract; (b) possible lack of a liquid secondary market and the resulting inability to close a futures contract when desired; (c) investments in futures contracts involves leverage, which means a small percentage of assets in futures can have a disproportionately large impact on the Fund and the Fund can lose more than the principal amount invested; (d) losses caused by unanticipated market movements, which are potentially unlimited; (e) if the Fund has insufficient cash, it may have to sell securities from its portfolio to meet daily variation margin requirements, and the Fund may have to sell securities at a time when it may be disadvantageous to do so. Bitcoin futures may trade at a price premium above Bitcoin. As a futures contract approaches expiration, the price premium will tend to erode, which will result in losses to the Fund assuming other things equal.

Options Risk. Buying and selling (writing) options are speculative activities and entail greater than ordinary investment risks. Options enable the Fund to purchase exposure that is significantly greater than the premium paid. Consequently, the value of such options can be volatile, and a small investment in options can have a large impact on the performance of the Fund. The Fund risks losing all or part of the cash paid (premiums) for purchasing options. Even a small decline in the value of a reference asset underlying call options or a small increase in the value of a reference asset underlying put options can result in the entire investment in such options being lost. The Fund’s options also may fail to track the performance of their underlying reference asset, which may limit the effectiveness of the Fund’s strategy. The potential loss from written options can exceed the Fund’s initial investment in such options and could be unlimited. As a seller (writer) of a put option, the Fund will tend to lose money if the value of the reference index or security falls below the strike price. As the seller (writer) of a call option, the Fund will tend to lose money if the value of the reference index or security rises above the strike price. As the buyer of a put or call option, the Fund risks losing the entire premium invested in the option if the Fund does not exercise the option. Additionally, option spreads expose the Fund to potential losses of the amount between the strike price of the written option and the purchased option.

Swap Risk. Swaps are subject to tracking risk because they may not be perfect substitutes for the instruments they are intended to hedge or replace. Over the counter swaps are subject to counterparty default. Leverage inherent in derivatives will tend to magnify the Fund’s losses.

Active Management Risk. The Fund is subject to the risk that the investment management strategy may not produce the intended results and may negatively impact Fund performance.

Bitcoin ETF Risks. The Bitcoin ETFs do not invest directly in Bitcoin. Instead, the Bitcoin ETFs obtain indirect exposure to Bitcoin by investing in Bitcoin futures, swaps, and/or options. The market for derivatives linked to Bitcoin may be less developed, and potentially less liquid and more volatile, than more established markets. While these markets have grown substantially since Bitcoin derivatives commenced trading, there can be no assurance that this growth will continue. The price for Bitcoin futures, swaps, and options is based on a number of factors, including the supply of and the demand for these derivatives. Market conditions and expectations, position limits, accountability levels, collateral requirements, availability of counterparties, and other factors each can impact the supply of and demand for these derivatives. Additionally, due to the high margin requirements that are unique to Bitcoin futures contracts, the Bitcoin ETFs may experience difficulty maintaining the desired level of exposure to Bitcoin solely through futures contracts. If a Bitcoin ETF is unable to achieve such exposure it may not be able to meet its investment objective and the Bitcoin ETF’s returns may be different or lower than expected. Additionally, collateral requirements may require the Bitcoin ETFs to liquidate their positions, potentially incurring losses and expenses, when it otherwise would not do so. Investing in derivatives like Bitcoin futures may be considered aggressive and may expose the Bitcoin ETFs to significant risks. These risks include counterparty risk and liquidity risk.

Concentration Risk. The Fund’s net asset value may fluctuate more than that of a fund that does not concentrate in Bitcoin related instruments.

Early Close/Trading Halt Risk. An exchange or market may close or issue trading halts on specific securities, or the ability to buy or sell certain securities or financial instruments may be restricted, which may prevent the Fund from buying or selling certain securities or financial instruments. In these circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and may incur substantial trading losses.

ETF Structure Risks. The Fund is structured as an ETF and will invest in underlying ETFs. As a result, the Fund is subject to special risks, including:

●	Not Individually Redeemable. The Fund’s shares (“Shares”) are not redeemable by retail investors and may be redeemed only by Authorized Participants at net asset value (“NAV”) and only in Creation Units. A retail investor generally incurs brokerage costs when selling shares.

●	Trading Issues. Trading in Shares on The Nasdaq Stock Market LLC (the “Exchange”) may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Shares inadvisable, such as extraordinary market volatility. There can be no assurance that Shares will continue to meet the listing requirements of the Exchange which may result in the Shares being delisted. An active trading market for the Shares may not be developed or maintained. If the Shares are traded outside a collateralized settlement system, the number of financial institutions that can act as Authorized Participants that can post collateral on an agency basis is limited, which may limit the market for the Shares.

●	Market Price Variance Risk. The market prices of Shares will fluctuate in response to changes in NAV and supply and demand for Shares and will include a “bid-ask spread” charged by the exchange specialists, market makers or other participants that trade the Shares. There may be times when the market price and the NAV vary significantly. This means that Shares may trade at a discount to NAV.

○	In times of market stress, market makers may step away from their role market making in the Shares and in executing trades, which can lead to differences between the market value of the Shares and the Fund’s NAV.

○	The market price of the Shares may deviate from the Fund’s NAV, particularly during times of market stress, with the result that investors may pay significantly more or significantly less for the Shares than the Fund’s NAV, which is reflected in the bid and ask price for the Shares or in the closing price.

○	In stressed market conditions, the market for the Shares may become less liquid in response to the deteriorating liquidity of the Fund’s portfolio. This adverse effect on the liquidity of the Shares may, in turn, lead to differences between the market value of the Shares and the Fund’s NAV.

●	Authorized Participant Risk. Only an Authorized Participant may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of institutions that may act as an Authorized Participant on an agency basis (i.e., on behalf of other market participants). To the extent that Authorized Participants exit the business or are unable to proceed with creation or redemption orders with respect to the Fund and no other Authorized Participant is able to step forward to create or redeem Creation Units, Fund shares may be more likely to trade at a premium or discount to net asset value and possibly face trading halts or delisting. Authorized Participant concentration risk may be heightened for securities or instruments that have lower trading volumes.

Exchange Traded Product (ETP) Risk. The Fund may invest in Bitcoin ETPs. Through its positions in Bitcoin ETPs, the Fund generally will be subject to the risks associated with such vehicle’s investments, including the possibility that the value of the securities or instruments held by or linked to a Bitcoin ETP could decrease. The Bitcoin ETPs in which the Fund invests are not registered, nor are they required to be registered, as investment companies subject to the 1940 Act and, therefore, are not subject to the regulatory scheme of the 1940 Act. When the Fund invests in a Bitcoin ETP, in addition to directly bearing the expenses associated with its own operations, it also will bear a pro rata portion of the Bitcoin ETP’s expenses (including operating costs and management fees).

Fixed Income Securities Risk. When the Fund invests in fixed income securities, the value of your investment in the Fund will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the value of fixed income securities owned by the Fund. In general, the market price of fixed income securities with longer maturities will increase or decrease more in response to changes in interest rates than shorter-term securities. Other risk factors include credit risk (the debtor may default) and prepayment risk (the debtor may pay its obligation early, reducing the amount of interest payments). These risks could affect the value of a particular investment by the Fund, possibly causing the Fund’s share price and total return to be reduced and fluctuate more than other types of investments. A rise in interest rates may result in a decline in the value of the fixed income investments held by the Fund.

Leverage Risk. The use of leverage by the Fund, such as borrowing money through reverse repurchase agreements or the use of options, will cause the Fund to incur additional expenses and magnify the Fund’s gains or losses.

Market and Geopolitical Risk. The increasing interconnectivity between global economies and financial markets increases the likelihood that events or conditions in one region or financial market may adversely impact issuers in a different country, region or financial market. Assets in the Fund’s portfolios may underperform due to inflation (or expectations for inflation), interest rates, global demand for particular products or resources, natural disasters, climate change or climate related events, pandemics, epidemics, terrorism, international conflicts and wars, regulatory events and governmental or quasi-governmental actions. The occurrence of global events similar to those in recent years may result in market volatility and may have long term effects on both the U.S. and global financial markets.

Non-Diversification Risk. The Fund’s portfolio may focus on a limited number of investments and will be subject to potential for volatility than a diversified fund.

Reverse Repurchase Agreements Risk. The reverse repurchase agreement counterparty may fail to return securities to the Fund. Such securities may be costly to replace.

TIPS Risk. TIPS are debt instruments issued by the by the United States Department of the Treasury. The principal of TIPS increases with inflation and decreases with deflation, as measured by the Consumer Price Index. When TIPS mature, investors are paid the adjusted principal or original principal, whichever is greater. Interest payments on TIPS are unpredictable and will fluctuate as the principal and corresponding interest payments are adjusted for inflation. Inflation-indexed bonds generally pay a lower nominal interest rate than a comparable non-inflation-indexed bond. There can be no assurance that the CPI will accurately measure the real rate of inflation in the prices of goods and services. Any increases in the principal amount of TIPS will be considered taxable ordinary income, even though the Fund or applicable underlying ETF will not receive the principal until maturity. As a result, the Fund may make income distributions to shareholders that exceed the cash it receives. In addition, TIPS are subject to credit risk, interest rate risk, and maturity risk.

U.S. Treasury Market Risk. The U.S. Treasury market can be volatile, and the value of instruments correlated with these markets may fluctuate dramatically from day to day. U.S. Treasury obligations may provide relatively lower returns than those of other securities. Similar to other debt instruments, U.S. Treasury obligations are subject to debt instrument risk and interest rate risk. In addition, changes to the financial condition or credit rating of the U.S. Government may cause the value of U.S. Treasury obligations to decline.

Underlying Fund Risk. ETFs and ETPs in which the Fund invests are subject to investment advisory and other expenses, which will be indirectly paid by the Fund. As a result, the cost of investing in the Fund will be higher than the cost of investing directly in the ETFs and ETPs and may be higher than other funds that invest directly in stocks and bonds. Each of the ETFs and ETPs is subject to its own specific risks, but the Adviser expects the principal investments risks of such ETFs will be similar to the risks of investing in the Fund.

Valuation Risk. The sales price the Fund could receive for any particular portfolio investment may differ from the Fund’s valuation of the investment, particularly for securities or other investments, such as Bitcoin, that trade in thin or volatile markets or that are valued using a fair value methodology. Valuation may be more difficult in times of market turmoil since many investors and market makers may be reluctant to purchase complex instruments or quote prices for them. The Fund’s ability to value its investments may be impacted by technological issues and/or errors by pricing services or other third party service providers. Shares of the Bitcoin ETPs and Bitcoin ETFs are intended to reflect the price of bitcoin, less fees and expenses. The price of a Bitcoin ETP or Bitcoin ETF may go down even if the price of the underlying asset, bitcoin, remains unchanged. Additionally, shares that trade at a premium mean that an investor who purchases $1 of a portfolio will actually own less than $1 in assets.

Wholly-Owned Subsidiary Risk. Changes in the laws of the United States and/or the Cayman Islands, under which the Fund and the Subsidiary, respectively, are organized, could result in the inability of the Fund and/or Subsidiary to operate as described in this Prospectus and could negatively affect the Fund and its shareholders. The Subsidiary is not registered under the Investment Company Act of 1940 (“1940 Act”), as amended, and, unless otherwise noted in this Prospectus, is not subject to all of the investor protections of the 1940 Act, such as limits on leverage when viewed in isolation from the Fund.

Affiliated Money Market ETF Conflict of Interest Risk. Because the Fund may invest in an affiliated ETF, the Adviser is subject to conflicts of interest in allocating the Fund’s assets to the affiliated ETF. The Adviser will receive more revenue to the extent it selects an affiliated ETF rather than an unaffiliated ETF for inclusion in the Fund’s portfolio.

Turnover Rate Risk. The Fund may have portfolio turnover rates significantly in excess of 100%. Increased portfolio turnover causes the Fund to incur higher brokerage costs, which may adversely affect the Fund’s performance and may produce increased taxable distributions.

Performance: The following performance information provides some indication of the risks of investing in the Fund. The bar chart shows changes in the Fund’s performance from year to year. The table shows how the Fund’s average annual total returns compare to those of a broad-based securities market index. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available at no cost by visiting www.simplify.us/etfs or by calling 1 (855) 772-8488.

During the periods shown in the bar chart above, the Fund’s highest quarterly return was 69.81% (quarter ended March 31, 2023) and the Fund’s lowest quarterly return was -40.82% (quarter ended December 31, 2025). The calendar year-to-date total return of the Fund as of September 30, 2026 was 9.57%.

Average Annual Total Returns for the Periods Ended December 31, 2025

	1 Year	Since Inception (9/29/22)
Return Before Taxes	-26.37%	39.72%
Return After Taxes on Distributions	-34.51%	24.42%
Return After Taxes on Distributions and Sale of Fund Shares	-13.49%	26.60%
S&P 500 Index (reflects no deduction for fees, expenses or taxes)	17.88%	23.19%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates during the period covered by the table above and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts.

Investment Adviser: Simplify Asset Management Inc. (the “Adviser”).

Portfolio Managers: David Berns, PhD, Chief Investment Officer of the Adviser, Jeff Schwarte, Chief Equity Strategist of the Adviser and Emilio Freire Bauzano, Portfolio Manager of the Adviser serve as portfolio managers of the Fund. Dr. Berns has served the Fund as a portfolio manager since it commenced operations in October 2022. Mr. Freire Bauzano has served the Fund as a portfolio manager since July 2024. Mr. Schwarte has served as a portfolio manager since October 2025. Dr. Berns, Mr. Schwarte and Mr. Freire Bauzano are jointly and primarily responsible for the management of the Fund.

Purchase and Sale of Fund Shares: The Fund will issue and redeem Shares at NAV only in large blocks of 10,000 Shares (each block of Shares is called a “Creation Unit”). Creation Units are issued and redeemed primarily in-kind for securities but may include cash. Individual Shares may only be purchased and sold in secondary market transactions through brokers. Except when aggregated in Creation Units in transactions with Authorized Participants, the Shares are not redeemable securities of the Fund.

Shares of the Fund are listed for trading on the Exchange and trade at market prices rather than NAV. Shares of the Fund may trade at a price that is greater than, at, or less than NAV. An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares of the Fund (bid) and the lowest price a seller is willing to accept for shares of the Fund (ask) when buying or selling shares in the secondary market. Recent information on the Fund’s NAV, market price, premiums and discounts, and bid-ask spreads is available at www.simplify.us/etfs.

Tax Information: The Fund’s distributions generally will be taxable as ordinary income or long-term capital gains. A sale of Shares may result in capital gain or loss.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.